UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 24, 2016

BNET MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-178000 (Commission File Number)	30-0523156 (I.R.S. Employer Identification No.)

352 South 200 West, Suite 3 Farmington, UT 84025 (Address of principal executive offices) (zip code)

(801) 928-8266 (Registrant’s telephone number, including area code)

291 South 200 West Farmington, UT 84025
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01

Changes in Registrant’s Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

On February 24, 2016, Malone Bailey, LLP (“MaloneBailey”) notified our management that they were resigning as our independent auditor, effective immediately.

MaloneBailey audited our financial statements, including our balance sheets as of December 31, 2014 and 2013, and the related statements of operations, stockholders’ equity and comprehensive income, and cash flows for each of the years then ended.  The audit report of MaloneBailey on our financial statements for the period stated above (the “Audit Period”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that they contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern because of the fact that we had recurring losses.

During the fiscal periods ended December 31, 2014 and 2013 and through MaloneBailey’s resignation on February 24, 2016, there were (1) no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MaloneBailey, would have caused MaloneBailey to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished MaloneBailey with a copy of this disclosure on February 29, 2016, providing MaloneBailey with the opportunity to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of MaloneBailey’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Engagement of New Independent Registered Public Accounting Firm

On February 25, 2016, our Board of Directors appointed Sadler, Gibb & Associates, LLC (“SGA”) as our independent auditor.

During the years ended December 31, 2014 and 2013 and through February 25, 2016, neither the Company nor anyone acting on its behalf consulted SGA with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that SGA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter dated February 29, 2016 from MaloneBailey

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 29, 2016	Bnet Media Group, Inc.
a Nevada corporation
/s/ Robert Nickolas Jones

By: Robert Nickolas Jones
Its: Chief Financial Officer

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